SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2006

HOLLY ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)	75201-6927 (Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Holly Logistic Services, L.L.C. (the “Company”) plans to amend by agreement certain Holly Logistic Services, L.L.C. Performance Unit Agreements Under the Holly Energy Partners, L.P. Long-Term Incentive Plan between the Company and employees including executive officers of the Company (the “Agreements”), a form of which was disclosed on Current Report on Form 8-K dated August 4, 2005, to provide that the payment of awards under the Agreements as amended will be made in the form of common units of Holly Energy Partners, L.P. rather than in cash and to make conforming changes. A copy of the form of Amendment to Performance Unit Agreement is filed as Exhibit 10.1 hereto.
Item 9.01. Financial Statements and Exhibits.
10.1 - Form of Amendment to Performance Unit Agreement Under the Holly Energy Partners, L.P. Long-Term Incentive Plan.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.
By:	HEP Logistics Holdings, L.P.
its General Partner

	By:	Holly Logistic Services, L.L.C.
its General Partner

		By:	/s/ Erin O. Royston

Erin O. Royston
Secretary
Date: February 10, 2006
EXHIBIT INDEX

Exhibit
Number	Exhibit Title

10.1 -	Form of Amendment to Performance Unit Agreement Under the Holly Energy Partners, L.P. Long-Term Incentive Plan.